                                                                      Exhibit 21


            LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

           ENTITY
           ---------------------------------------------------------------------

1          BEL APARTMENT PROPERTIES TRUST
2          BEL COMMUNITIES PROPERTY TRUST
3          BEL MULTIFAMILY PROPERTY TRUST
4          BEL RESIDENTIAL PROPERTIES TRUST
5          GROVE OPERATING LP
6          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
7          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P.
8          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
9          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P. II
10         CORPORATE QUARTERS, INC.
11         CORPORATE QUARTERS, LTD
12         CORPORATE STAY INTERNATIONAL, INC.
13         EQUITY RESIDENTIAL FOUNDATION
14         EVANS WITHYCOMBE MANAGEMENT INC.
15         GLOBE BUSINESS RESOURCES, INC.
16         GLOBE FURNITURE RENTALS, INC.
17         GLOBE HOLDING CO., INC.
18         GRAN TREE CORPORATION
19         RESERVE SQUARE, INC.
20         WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
21         AMBERGATE APARTMENTS, LTD
22         ARTERY NORTHAMPTON LIMITED PARTNERSHIP
23         BEL-APT,  L.L.C.
24         BEL-COMMUNITIES, LLC
25         BEL-EQR I LIMITED PARTNERSHIP
26         BEL-EQR I, L.L.C.
27         BEL-EQR II LIMITED PARTNERSHIP
28         BEL-EQR II, L.L.C.
29         BEL-EQR III, LIMITED PARTNERSHIP
30         BEL-EQR III, LLC
31         BEL-EQR IV, LIMITED PARTNERSHIP
32         BEL-EQR IV, LLC
33         BEL-EQR NORTHLAKE GP, LLC
34         BEL-MULTIFAMILY, LLC
35         BEL-RES,  L.L.C.
36         BUENA VISTA PLACE ASSOCIATES
37         CAPITAL REALTY INVESTORS TAX EXEMPT FUND, L.P.
38         CAPREIT Arbor Glen L.P.
39         CAPREIT BOTANY ARMS, L.P.
40         CAPREIT BRECKENRIDGE
41         CAPREIT Cedars L.P.
42         CAPREIT CHIMNEYS, L.P.
43         CAPREIT CLARION, L.P.
44         CAPREIT CONCORDE BRIDGE, L.P.
45         CAPREIT CREEKWOOD, L.P.
46         CAPREIT Farmington Gates L.P.
47         CAPREIT GARDEN LAKE, L.P.
48         CAPREIT GLENEAGLE, L.P.
49         CAPREIT GREYEAGLE, L.P.
50         CAPREIT HAMPTON ARMS, L.P.
51         CAPREIT HIDDEN OAKS, L.P.
52         CAPREIT MARINER'S WHARF, L.P.
53         CAPREIT Ridgeway Commons L.P.

           ENTITY
           ---------------------------------------------------------------------


54         CAPREIT River Oak L.P.
55         CAPREIT SILVER SPRINGS, L.P.
56         CAPREIT Westwood Pines L.P.
57         CAPREIT Woodcrest Villa L.P.
58         CHARLES RIVER PARK "D" CO.
59         COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
60         COUNTRY RIDGE GENERAL PARTNERSHIP
61         COVE INVESTMENTS, LLC
62         CRICO of  Trailway Pond II, L.P.
63         CRICO of  White Bear Woods I, L.P.
64         CRICO of Ethan's I, L.P.
65         CRICO of Ethan's II, L.P.
66         CRICO of Fountain Place, L.P.
67         CRICO of James Street Crossing, L.P.
68         CRICO of Ocean Walk, L.P.
69         CRICO of Regency Woods, L.P.
70         CRICO of Trailway Pond I, L.P.
71         CRICO of Valley Creek I, L.P.
72         CRICO of Valley Creek II, L.P.
73         CRICO of Woodlane Place, L.P.
74         CRICO Royal Oaks, L.P.
75         DUXFORD, LLC
76         EQR/KB CALIFORNIA RCI, LLC
77         EQR/LINCOLN FT. LEWIS COMMUNITIES, LLC
78         E-G-ONE ASSOCIATES
79         E-G-TWO ASSOCIATES
80         E-LODGE ASSOCIATES LIMITED PARTNERSHIP
81         EQR-740 RIVER DRIVE, LLC
82         EQR-ARBORS FINANCING, LP
83         EQR-ARIZONA, L.L.C.
84         EQR-ARTCAPLOAN, L.L.C.
85         EQR-BELLEVUE MEADOW GP LP
86         EQR-BELLEVUE MEADOW LP
87         EQR-BENEVA PLACE, LLC
88         EQR-BOND PARTNERSHIP
89         EQR-BRAMBLEWOOD GP LP
90         EQR-BRAMBLEWOOD LP
91         EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
92         EQR-BRIARWOOD GP LP
93         EQR-BRIARWOOD LP
94         EQR-BROADWAY LP
95         EQR-BROOKDALE VILLAGE, LLC
96         EQR-BS FINANCING LIMITED PARTNERSHIP
97         EQR-CALIFORNIA EXCHANGE, LLC (FKA EQR-REGATTA, LLC)
98         EQR-CALIFORNIA, L.L.C
99         EQR-CAMELLERO FINANCING LIMITED PARTNERSHIP
100        EQR-CANTER CHASE GENERAL PARTNERSHIP
101        EQR-CEDAR RIDGE GP, LLC
102        EQR-CEDAR RIDGE LP
103        EQR-CHARDONNAY PARK, L.L.C.
104        EQR-CHASE KNOLLS LENDER, LLC
105        EQR-CHICKASAW CROSSING, LLC
106        EQR-COACHMAN TRAILS, LLC
107        EQR-CODELLE LIMITED PARTNERSHIP
108        EQR-CODELLE, LLC

           ENTITY
           ---------------------------------------------------------------------


109        EQR-CONNOR LIMITED PARTNERSHIP
110        EQR-CONNOR, LLC
111        EQR-CONTINENTAL VILLAS FINANCING LIMITED PARTNERSHIP
112        EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
113        EQR-DARTMOUTH WOODS GENERAL PARTNERSHIP
114        EQR-EASTBRIDGE, LLC
115        EQR-EASTBRIDGE, LP
116        EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
117        EQR-EOI FINANCING LIMITED PARTNERSHIP
118        EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
119        EQR-FAIRFAX CORNER, LLC
120        EQR-FAIRFIELD, LLC
121        EQR-FANCAP 2000A LIMITED PARTNERSHIP
122        EQR-FANCAP 2000A, LLC (d/b/a EQR-TENNESSEE LOAN PORTFOLIO, LLC)
123        EQR-FERNBROOK, LLC
124        EQR-FIELDERS CROSSING GP, LLC
125        EQR-FIELDERS CROSSING LP
126        EQR-FLATLANDS, LLC
127        EQR-FOREST PLACE, LLC
128        EQR-GEORGIAN WOODS, LLC
129        EQR-GOVERNOR'S PLACE FINANCING LIMITED PARTNERSHIP
130        EQR-GRANDVIEW II GP, LP
131        EQR-GRANDVIEW II LP
132        EQR-GREENHAVEN GP LP
133        EQR-GREENHAVEN LP
134        EQR-HIGHLINE OAKS, L.L.C.
135        EQR-HOLDING, LLC
136        EQR-HOLDING, LLC2
137        EQR-HORIZON PLACE, LLC
138        EQR-IRONWOOD, L.L.C.
139        EQR/KB CALIFORNIA RCI, LLC
140        EQR-KEYSTONE FINANCING GENERAL PARTNERSHIP
141        EQR-LAKESHORE AT PRESTON LP
142        EQR-LAKEVILLE RESORT GENERAL PARTNERSHIP
143        EQR-LAKEWOOD GREENS GP, LLC
144        EQR-LAKEWOOD GREENS LP
145        EQR-LEXINGTON FARM, LLC
146        EQR-LINCOLN GREEN I AND II GP LIMITED PARTNERSHIP
147        EQR/LINCOLN FORT LEWIS COMMUNITIES, LLC
148        EQR-LINCOLN VILLAGE (CA) I GP LP
149        EQR-LINCOLN VILLAGE (CA) I LP
150        EQR-LINCOLN VILLAGE (CA) II GP LP
151        EQR-LINCOLN VILLAGE (CA) II LP
152        EQR-LODGE (OK)  GP LIMITED PARTNERSHIP
153        EQR-MARKS A, L.L.C.
154        EQR-MARKS B, L.L.C.
155        EQR-MARTINS LANDING, LLC
156        EQR-MET CA FINANCING LIMITED PARTNERSHIP
157        EQR-MET FINANCING LIMITED PARTNERSHIP
158        EQR-MISSION HILLS, LLC
159        EQR-MISSOURI, L.L.C.
160        EQR-MOSAIC, LLC
161        EQR-MOUNTAIN SHADOWS LP
162        EQR-MOUNTAIN SHADOWS GP LP

           ENTITY
           ---------------------------------------------------------------------


163        ERP NEW ENGLAND PROGRAM, LLC
164        EQR-NEW LLC
165        EQR-NEW LLC2
166        EQR-NEW LLC3
167        EQR-NORTH CREEK, LLC
168        EQR-NORTH HILL, L.L.C.
169        EQR-OREGON, L.L.C.
170        EQR-OVERLOOK MANOR II, LLC
171        EQR-PARK PLACE I GENERAL PARTNERSHIP
172        EQR-PARK PLACE II GENERAL PARTNERSHIP
173        EQR-PARKSIDE, LP
174        EQR-PARKSIDE, GP LP
175        EQR-PINE MEADOWS GARDEN GENERAL PARTNERSHIP
176        EQR-PINETREE/WESTBROOKE, LLC
177        EQR-PLANTATION FINANCING LIMITED PARTNERSHIP
178        EQR-PLANTATION, L.L.C.
179        EQR-PLEASANT RIDGE LP
180        EQR-PORTLAND CENTER, LLC
181        EQR-PRESTON BEND, G.P.
182        EQR-RESERVE SQUARE LIMITED PARTNERSHIP
183        EQR-RIVEROAKS, LLC
184        EQR-RIVER PARK LP
185        EQR-RIVERVIEW CONDOS, LLC
186        EQR-S & T, LLC
187        EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
188        EQR-SANDSTONE LP
189        EQR-SCARBOROUGH SQUARE, LLC
190        EQR-SIENA TERRACE, LLC
191        EQR-SMOKETREE, LLC
192        EQR-SONTERRA AT FOOTHILLS RANCH LP
193        EQR-SOUTHWOOD GP LP
194        EQR-SOUTHWOOD LP
195        EQR-SOUTHWOOD LP I LP
196        EQR-SOUTHWOOD LP II LP
197        EQR-SPINNAKER COVE, L.L.C.
198        EQR-SUERTE, LLC
199        EQR-SUMMER CREEK, LLC
200        EQR-SUMMERWOOD GP LP
201        EQR-SUMMERWOOD LP
202        EQR-SURREY DOWNS LP LP
203        EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
204        EQR-TALLEYRAND, LLC
205        EQR-TENNESSEE LP
206        EQR-THE LAKES AT VININGS, LLC
207        EQR-THE PALMS, LLC
208        EQR-THE RETREAT, LLC
209        EQR-THE WATERFORD AT DEERWOOD, LLC
210        EQR-THE WATERFORD AT ORANGE PARK, LLC
211        EQR-THE WATERFORD AT REGENCY, LLC
212        EQR-TOWNHOMES OF MEADOWBROOK, LLC
213        EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
214        EQR-VALENCIA, LLC (AKA EQR-PORTOFINO, LLC)
215        EQR-VALLEY PARK SOUTH FINANCING LIMITED PARTNERSHIP
216        EQR-VILLA LONG BEACH, LLC

           ENTITY
           ---------------------------------------------------------------------


217        EQR-VILLA SERENAS GENERAL PARTNERSHIP
218        EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
219        EQR-VILLAGE OAKS GENERAL PARTNERSHIP
220        EQR-VILLAS OF JOSEY RANCH GP, LLC
221        EQR-VILLAS OF JOSEY RANCH LP
222        EQR-VININGS AT ASHLEY LAKE, L.L.C.
223        EQR-VIRGINIA, L.L.C.
224        EQR-WARWICK, L.L.C.
225        EQR-WASHINGTON, L.L.C.
226        EQR-WATERFALL, L.L.C.
227        EQR-WATERMARKE I, LLC
228        EQR-WATERMARKE II, LLC
229        EQR-WATSON G.P.
230        EQR-WELLINGTON, L.L.C.
231        EQR-WEST COAST PORTFOLIO GP, LLC
232        EQR-WIMBLEDON OAKS LP
233        EQR-WOOD FOREST, LLC
234        EQR-WOODRIDGE I GP LP
235        EQR-WOODRIDGE I LP
236        EQR-WOODRIDGE II GP LP
237        EQR-WOODRIDGE II LP
238        EQR-WOODRIDGE III LP
239        EQR-WOODRIDGE, LLC
240        EQR-WYNDRIDGE II, L.L.C.
241        EQR-WYNDRIDGE III, L.L.C.
242        EQR-YORKTOWNE FINANCING LIMITED PARTNERSHIP
243        EQUITY-GREEN I VENTURE LIMITED PARTNERSHIP
244        EQUITY-GREEN II VENTURE LIMITED PARTNERSHIP
245        EQUITY-LODGE VENTURE LTD.
246        ERP-SOUTHEAST PROPERTIES, LLC
247        EVANS WITHYCOMBE FINANCE, L.P.
248        EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
249        FOREST PLACE ASSOCIATES
250        FOUR LAKES CONDOMINIUM, LLC
251        FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
252        FPAII, L.P.
253        GEARY COURTYARD ASSOCIATES
254        GEORGIAN WOODS ANNEX ASSOCIATES
255        GLENLAKE CLUB L.P.
256        GREEN GATE APARTMENTS, LTD
257        GREENTREE APARTMENTS LP
258        GREENWICH WOODS LIMITED PARTNERSHIP
259        HORIZON PLACE ASSOCIATES
260        HUNTERS'S GLEN GENERAL PARTNERSHIP
261        HUNTINGTON, LLC
262        LANDON LEGACY PARTNERS LIMITED
263        LANDON PRAIRIE CREEK PARTNERS LIMITED
264        LENOX PLACE LP
265        MCCASLIN HIDDEN LAKES, LTD.
266        MCCASLIN RIVERHILL, LTD.
267        MCKINLEY HILLS PARTNERS-85, LP
268        MERRY LAND DOWNREIT I LP
269        NORTHRIDGE LAKES LP
270        NRL ASSOCIATES LP

           ENTITY
           ---------------------------------------------------------------------


271        OAKLAND HILLS OPERATING PARTNERSHIP, LTD
272        OAKS AT BAYMEADOWS ASSOCIATES
273        OAKS AT REGENCY ASSOCIATES
274        OLD REDWOODS, LLC
275        PINES WHISPER, LLC
276        ROLIDO PARQUE GP
277        SARASOTA BENEVA PLACE ASSOCIATES, LTD.
278        SCARBOROUGH ASSOCIATES
279        SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
280        SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
281        SECOND TOWNE CENTRE LP
282        SONGBIRD GENERAL PARTNERSHIP
283        SUMMIT CENTER, LLC
284        SUMMIT PLACE, LLC
285        THE CROSSINGS ASSOCIATES
286        THE GATES OF REDMOND, L.L.C.
287        THE LANDINGS HOLDING COMPANY, LLC
288        THE LANDINGS URBAN RENEWAL COMPANY, LLC
289        THE WIMBERLY APARTMENT HOMES, LTD.
290        THIRD GREENTREE ASSOCIATES LP
291        THIRD TOWNE CENTRE LIMITED PARTNERSHIP
292        TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
293        WATERMARKE ASSOCIATES
294        WINDSOR PLACE, LLC
295        WOOD FOREST ASSOCIATES
296        WOODCREST (AUGUSTA), LLC
297        ANE ASSOCIATES, LLC
298        AVON PLACE ASSOCIATES, LLC
299        FOXWOODBURG, LLC
300        GPT 929 HOUSE, LLC
301        GPT ABINGTON GLEN, LLC
302        GPT ABINGTON LAND, LLC
303        GPT ACTON, LLC
304        GPT BRIAR KNOLL, LLC
305        GPT CC, LLC
306        GPT CEDAR GLEN, LLC
307        GPT CG, LLC
308        GPT CHESTNUT GLEN, LLC
309        GPT CONWAY COURT, LLC
310        GPT EAST HAVEN, LLC
311        GPT EAST PROVIDENCE, LLC
312        GPT ENFIELD, LLC
313        GPT FREEPORT, LLC
314        GPT GLEN GROVE, LLC
315        GPT GLEN MEADOW, LLC
316        GPT GOF II, LLC
317        GPT GOSNOLD GROVE, LLC
318        GPT GP III, LLC
319        GPT HERITAGE GREEN, LLC
320        GPT HG, LLC
321        GPT HIGHLAND GLEN, LLC
322        GPT HIGHMEADOW, LLC
323        GPT HILLTOP, LLC
324        GPT JACLEN TOWER, LLC

           ENTITY
           ---------------------------------------------------------------------


325        GPT LONGFELLOW GLEN, LLC
326        GPT LONGMEADOW ASSOCIATES, LLC
327        GPT NEHOIDEN GLEN, LLC
328        GPT NOONAN GLEN, LLC
329        GPT NORTON GLEN, LLC
330        GPT OLD MILL GLEN, LLC
331        GPT PHILLIPS PARK, LLC
332        GPT PLAINVILLE, LLC
333        GPT RG AMHERST, LLC
334        GPT RG FALL RIVER, LLC
335        GPT RG MILFORD, LLC
336        GPT RG, LLC
337        GPT RIBBON MILL, LLC
338        GPT ROCKINGHAM GLEN, LLC
339        GPT SHG, LLC
340        GPT STURBRIDGE, LLC
341        GPT SUMMER HILL GLEN, LLC
342        GPT TANGLEWOOD, LLC
343        GPT WEBSTER GREEN, LLC
344        GPT WEST SPRINGFIELD, LLC
345        GPT WESTFIELD, LLC
346        GPT WESTWOOD GLEN, LLC
347        GPT WG, LLC
348        GPT WILG, LLC
349        GPT WILKENS GLEN, LLC
350        GPT WINCHESTER WOODS, LLC
351        GPT WINDSOR, LLC
352        GR CEDAR GLEN, LP
353        GR CONWAY COURT, LP
354        GR FARMINGTON SUMMIT, LLC
355        GR HIGHLAND GLEN, LP
356        GR NORTHEAST APARTMENT ASSOCIATES, LLC
357        GR ROCKINGHAM GLEN, LP
358        GR SUMMER HILL GLEN, LP
359        GR WEST HARTFORD CENTRE, LLC
360        GR WESTWOOD GLEN, LP
361        GR WESTWYND ASSOCIATES, LLC
362        GR WILKENS GLEN, LP
363        GR-HERITAGE COURT ASSOCIATES, LLC (FKA GR-HERITAGE COURT
           ASSOCIATES, LP)
364        GROVE DEVELOPMENT, LLC
365        GROVE ROCKY HILL, LLC
366        KISMUL, LLC (FKA KISMUL CORP)
367        WHARF HOLDING, LLC
368        MULTIFAMILY PORTFOLIO GP LIMITED PARTNERSHIP
369        MULTIFAMILY PORTFOLIO LP LIMITED PARTNERSHIP
370        BROOKSIDE PLACE G.P. CORP. - SEE NOTE 1
371        CANYON CREEK VILLAGE G.P. CORP. - SEE NOTE 1
372        COBBLESTONE VILLAGE G.P. CORP. - SEE  NOTE 1
373        COUNTRY OAKS G.P. CORP. - SEE NOTE 1
374        DEERFIELD G.P. CORP. - SEE NOTE 1
375        EDGEWATER G.P. CORP. - SEE NOTE 1
376        FEATHER RIVER G.P. CORP. - SEE NOTE 1
377        FOX RIDGE G.P. CORP. - SEE NOTE 1
378        HIDDEN LAKE G.P. CORP. - SEE NOTE 1

           ENTITY
           ---------------------------------------------------------------------


379        LAKEVIEW G.P. CORP. - SEE NOTE 1
380        LAKEWOOD COMMUNITY RENTALS G.P. CORP. - SEE NOTE 1
381        LANTERN COVE G.P. CORP. - SEE NOTE 1
382        MESA DEL OSO G.P. CORP. - SEE NOTE 1
383        SCHOONER BAY I G.P. CORP. - SEE NOTE 1
384        SCHOONER BAY II G.P. CORP. - SEE NOTE 1
385        SOUTH SHORE G.P. CORP. - SEE NOTE 1
386        TIERRA ANTIGUA G.P. CORP. - SEE NOTE 1
387        WATERFIELD SQUARE I G.P. CORP. - SEE NOTE 1
388        WATERFIELD SQUARE II G.P. CORP. - SEE NOTE 1
389        WILLOW BROOK G.P. CORP. - SEE NOTE 1
390        WILLOW CREEK G.P. CORP. - SEE NOTE 1
391        MULTIFAMILY PORTFOLIO PARTNERS, INC. - SEE NOTE 1
392        BROOKSIDE PLACE ASSOCIATES, L.P. - SEE NOTE 1
393        CANYON CREEK VILLAGE ASSOCIATES, L.P. - SEE NOTE 1
394        COBBLESTONE VILLAGE COMMUNITY RENTALS, L.P. - SEE NOTE 1
395        COUNTRY OAKS ASSOCIATES, L.P. - SEE NOTE 1
396        DEERFIELD ASSOCIATES, L.P. - SEE NOTE 1
397        EDGEWATER COMMUNITY RENTALS, L.P. - SEE NOTE 1
398        FEATHER RIVER COMMUNITY RENTALS, L.P. - SEE NOTE 1
399        FOX RIDGE ASSOCIATES, L.P. - SEE NOTE 1
400        HIDDEN LAKE ASSOCIATES, L.P. - SEE NOTE 1
401        LAKEVIEW COMMUNITY RENTALS, L.P. - SEE NOTE 1
402        LAKEWOOD COMMUNITY RENTALS, L.P. - SEE NOTE 1
403        LANTERN COVE ASSOCIATES, L.P. - SEE NOTE 1
404        MESA DEL OSO ASSOCIATES, L.P. - SEE NOTE 1
405        SCHOONER BAY I ASSOCIATES, L.P. - SEE NOTE 1
406        SCHOONER BAY II ASSOCIATES, L.P. - SEE NOTE 1
407        SOUTH SHORE ASSOCIATES, L.P. - SEE NOTE 1
408        TIERRA ANTIGUA ASSOCIATES, L.P. - SEE NOTE 1
409        WATERFIELD SQUARE I ASSOCIATES, L.P. - SEE NOTE 1
410        WATERFIELD SQUARE II ASSOCIATES, L.P. - SEE NOTE 1
411        WILLOW BROOK ASSOCIATES, L.P. - SEE NOTE 1
412        WILLOW CREEK COMMUNITY RENTALS, L.P. - SEE NOTE 1
413        LEXFORD PROPERTIES, LP
414        CRP SERVICE COMPANY, LLC
415        EQUITY APARTMENT MANAGEMENT, LLC (AKA LEXFORD PROPERTIES MANAGEMENT,
           LLC)
416        RESIDENTIAL INSURANCE AGENCY, LLC  (DE)
417        RESIDENTIAL INSURANCE AGENCY, LLC  (OH)
418        ARGUS LAND COMPANY, INC.
419        GUILFORD COMPANY, INC.
420        LEXFORD GUILFORD, INC.
421        MERIDAN GUILFORD BGP CORPORATION
422        MERIDAN GUILFORD CGP CORPORATION
423        MERIDAN GUILFORD NLPGP CORPORATION
424        MERIDAN GUILFORD PGP CORPORATION
425        NHP HS FOUR, INC.
426        AMBERWOODS APTS OF BARTOW COUNTY, LTD
427        AMERWOODS APTS OF BARTOW COUNTY, II, LTD
428        ANNHURST APTS OF COLUMBUS, LTD
429        APPLE RIDGE APTS OF CIRCLEVILLE, II, LTD
430        BARRINGTON APTS OF BEDFORD, LTD
431        BRIDGE POINT APTS, LTD
432        CARLETON COURT APTS OF ANN ARBOR, LTD

           ENTITY
           ---------------------------------------------------------------------


433        CRC, LLC
434        CRSI SPV 30231, LLC
435        CRSI SPV 35, LLC
436        CRSI SPV 50903, LLC
437        CRSI SPV 59, LLC
438        CRSI SPV 96, LLC
439        EQR-LEXFORD LENDER, LLC
440        EQR-LEXINGTON FARM, LLC
441        ESSEX SQUARE APTS, LTD
442        FORSYTHIA COURT APTS OF COLUMBUS, LTD
443        FOXTON APTS OF SEYMOUR, LTD
444        GARDEN TERRACE APTS, III, LTD
445        GREENGLEN APTS OF WHEELERSBURG, LTD
446        GREENLEAF APARTMENTS, LTD
447        GREENTREE APTS, II, LTD
448        GREENTREE APTS, LTD
449        HEATHMOORE APTS OF INDIANAPOLIS, II, LTD
450        HICKORY MILL APTS OF HURRICANE, II, LTD
451        HILLVIEW TERRACE APTS, LTD
452        KINGS CROSSING APTS, LTD
453        LARKSPUR APTS OF COLUMBUS, II, LTD
454        LEXFORD FLKB II, LLC
455        LEXFORD FLKB, LLC
456        LEXFORD GAKB II, LLC
457        LEXFORD GAKB, LLC
458        LEXFORD GP II, LLC
459        LEXFORD GP XV, LLC
460        LEXFORD GP XVIII, LLC
461        LEXFORD GP, LLC
462        LEXFORD GUILFORD GP, LLC
463        LEXFORD GUILFORD LP, LLC
464        LEXFORD HIDDEN POINTE GP LLC
465        LEXFORD HIDDEN POINTE LP LLC
466        LEXFORD INDUSTRIES DEVELOPMENT, LLC
467        LEXFORD PARTNERS, LLC
468        MONTROSE SQUARE APTS OF HILLSBORO, II LTD
469        MOULTRIE APTS, LTD
470        MULBERRY APTS OF HILLIARD, LTD
471        NEWBERRY APTS OF GROVE CITY, LTD
472        NORTHWOOD APTS, LTD
473        NORWOOD APTS OF GWINNET COUNTY, LTD
474        OLYMPIAN VILLAGE APTS, LTD
475        PALM SIDE APTS, LTD
476        PARKWAY NORTH APTS, LTD
477        PARKWOOD VILLAGE APTS OF DOUGLASVILLE, II, LP
478        PARKWOOD VILLAGE APTS OF DOUGLASVILLE, LTD
479        PINE GROVE APTS ROSEVILLE, II, LTD
480        PINE GROVE APTS ROSEVILLE,LTD
481        POPLAR COURT APTS., LTD
482        RAMBLEWOOD APTS OF RICHMOND COUNTY, LTD
483        REDWOOD HOLLOW APTS OF SMYRNA, LTD
484        RIDGEWOOD APTS OF LEXINGTON, II, LTD
485        RIVERWOOD APTS, LTD
486        ROANOKE APTS OF JEFFERSON COUNTY, LTD

           ENTITY
           ---------------------------------------------------------------------


487        SANDLEWOOD APTS OF ALEXANDRIA, LTD
488        SHANNON WOODS APTS OF UNION CITY, II, LTD
489        SLATE RUN APTS OF BEDFORD, LTD
490        SPRINGFIELD WOODGATE APTS, LTD
491        SPRINGTREE APTS, LTD
492        SUGARTREE APTS, II, LTD
493        THE CHARLESTON EAST MOTEL, LP
494        THE CHARLESTON EAST/SAGINAW TWP VENTURE
495        THYMEWOOD APTS, LTD
496        WILLOWOOD APTS OF TROTWOOD, LTD
497        WILLOWOOD EAST APTS OF INDIANAPOLIS, LTD
498        WINDRUSH APTS, LTD
499        WINTER WOODS APTS, II, LTD
500        WINTHROP COURT APTS OF COLUMBUS, LTD
501        CENTERPOINT APARTMENT ASSOC, LP
502        GC CHAPARRAL ASSOC, LP
503        GC COUNTRY CLUB WOODS ASSOC, LP
504        GC COUNTRY CLUB WOODS, LP
505        GC GREENBRIAR ASSOC, LTD
506        GC GREENBRIAR, LP
507        GC HESSIAN HILLS ASSOC, LP
508        GC HESSIAN HILLS, LP
509        GC HIGH RIVER ASSOC, LP
510        GC HIGH RIVER, LP
511        GC PEMBROKE ASSOC, LP
512        GC SOUTHEAST PARTNERS, LP
513        GC SPRING LAKE MANOR ASSOC, LP
514        GC SPRING LAKE MANOR, LP
515        GC THREE CHOPT WEST ASSOC, LP
516        GC THREE CHOPT WEST, LP
517        GC TOWN & COUNTRY/COUNTRY PLACE ASSOC, LP
518        GC TOWN & COUNTRY/COUNTRY PLACE, LP
519        GC TOWNHOUSE ASSOC, LP
520        GC TOWNHOUSE, LP
521        GC TWIN GATES EAST ASSOC, LP
522        GC TWIN GATES EAST, LP
523        GC WILL-O-WISP ARMS, LP
524        GC WILL-O-WISP ASSOC, LP
525        GUILFORD PARTNERS II
526        HESSIAN HILLS APARTMENT ASSOC, LTD
527        HIGH RIVER ASSOC, LTD
528        HIGH RIVER PHASE I, LTD
529        MERIDIAN SOUTHEAST PARTNERS, LP
530        MOBILE ASSOC, LTD
531        MONTGOMERY REAL ESTATE INVESTORS, LTD
532        PEMBROKE LAKE APARTMENT ASSOC, LTD
533        RAVENWOOD ASSOC, LTD
534        RICHMOND APARTMENT ASSOC, LTD
535        SPRING LAKE MANOR ASSOC, LTD
536        TOWNHOUSE APARTMENT ASSOC, LTD
537        TWIN GATES APARTMENT ASSOC, LTD
538        WILL-O-WISP ASSOC, LP
539        WINTER PARK ASSOC, LP